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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)         November 1, 2002
                                                 ------------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           0-22387                  31-1469837
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio                         43035
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, including Area Code        (740) 657-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

DCB Financial Corp. (the "Corporation") and its wholly-owned subsidiary, The Delaware County Bank and Trust Company (the "Bank"), have entered into a Resignation, Release, and Post-Employment Covenants Agreement (the "Agreement") with Larry D. Coburn, the former President and Chief Executive Officer of the Corporation and the Bank. A copy of the Agreement is attached hereto as Exhibit 10.1.



ITEM 7.  FINANCIAL STATEMENTS,
         PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         The following exhibits are included with this Report:

         10.1 Resignation, Release, and Post-Employment Covenants Agreement between DCB Financial Corp., its wholly-owned subsidiary, The Delaware County Bank and Trust Company, and Larry D. Coburn.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 21, 2002           DCB Financial Corp.


                                By: /s/ John A. Ustaszewski
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                                    John A. Ustaszewski, Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit No.       Description
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   10.1           Resignation, Release, and Post-Employment Covenants Agreement
                  between DCB Financial Corp., its wholly-owned subsidiary, The
                  Delaware County Bank and Trust Company, and Larry D. Coburn.